                          SUPPLEMENT DATED MAY 1, 2007
                                       TO
                                  DAVIS SERIES
                          PROSPECTUS FOR CLASS Y SHARES
                                DATED MAY 1, 2007

The existing Financial Highlights Table for Davis Government Money Market Fund
Class Y shares is replaced by the following financial highlights table:

DAVIS SERIES, INC., FINANCIAL HIGHLIGHTS
DAVIS GOVERNMENT MONEY MARKET FUND
CLASS Y*

The following financial information represents selected data for each share of capital stock outstanding throughout each period:

                                                        YEAR ENDED DECEMBER 31,

                                               2006     2005      2004      2003     2002
                                               ----     ----      ----      ----     ----

NET ASSET VALUE, BEGINNING OF PERIOD          $1.000   $1.000    $1.000    $1.000   $1.000

INCOME FROM INVESTMENT OPERATIONS:
    Net Investment Income                     0.044     0.026    0.008     0.006     0.014

DIVIDENDS
    Dividends from Net Investment Income     (0.044)   (0.026)  (0.008)   (0.006)   (0.014)
Net Asset Value, End of Period                $1.000   $1.000    $1.000    $1.000   $1.000

TOTAL RETURN(1)                               4.47%     2.68%    0.83%     0.62%     1.38%

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (000 omitted)    $558,107 $513,221  $572,381  $571,431 $600,912
  Ratio of Expenses to Average Net Assets:
    Gross                                     0.56%     0.57%    0.58%     0.60%     0.59%
    Net(2)                                    0.56%     0.56%    0.58%     0.60%     0.59%
Ratio of Net Investment Income (Loss) to
    Average Net Assets                        4.41%     2.65%    0.83%     0.62%     1.35%

1.   Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.

2.   The Net ratio of expenses to average net assets reflects the impact, if any, of the reduction of expenses paid indirectly and of certain reimbursements from the Adviser.

     * As of December 31, 2006 no Davis Government Money Market Fund Class Y
     shares had been outstanding for at least 12 months. The financial highlights table presents the returns for Class A shares (not Class Y shares), which are offered to the public in a separate prospectus. Class Y shares and Class A shares would have had substantially similar annual returns because both Classes of shares are invested in the same portfolio of securities and pay the same expenses.